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                                                                    EXHIBIT 99.1


                              First Corinth Corp.
                              CORINTH, MISSISSIPPI

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                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held On __________, 199__

TO THE STOCKHOLDERS:

         Notice is hereby given that a Special Meeting of the stockholders of First Corinth Corp., Corinth, Mississippi ("FCC") will be held at 501 Fillmore Street, Corinth, Mississippi 38834 on ______________, 199__, at 11:00 o'clock a.m., local time, for the purpose of considering and voting on the following matters, all as more fully described in the accompanying Proxy Statement-
Prospectus:

         (1) Approval of the Merger Agreement, dated as of October 2, 1996, which provides for the merger of FCC with and into Trustmark Corporation and the merger of National Bank of Commerce of Corinth with and into Trustmark National Bank.

         (2) Transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

         Only those stockholders of record at the close of business on ___________, 199___, shall be entitled to notice of and to vote at the Special Meeting.


                                             BY ORDER OF THE BOARD OF DIRECTORS




Corinth, Mississippi
________________, 1996

                                IMPORTANT NOTICE

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY (IN THE STAMPED AND SELF-ADDRESSED ENCLOSED ENVELOPE).
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                                     PROXY

                              First Corinth Corp.
                              CORINTH, MISSISSIPPI

                        SPECIAL MEETING OF STOCKHOLDERS
                               __________, 199__

         The undersigned hereby appoint(s) __________________, __________________, and __________________, or any one of them, the true and lawful attorneys-in-fact for the undersigned, with full power of substitution, to vote as proxies for the undersigned at a Special Meeting of Stockholders of First Corinth Corp. ("FCC") to be held at 501 Fillmore Street, Corinth, Mississippi 38834, at 11:00 o'clock a.m., local time, on __________, 1997, and at any and all adjournments thereof, the number of shares which the undersigned would be entitled to vote if then personally present, for the following purposes:

         1. Approval of the Merger Agreement, dated as of October 2,1996, which provides for the merger of FCC with and into Trustmark Corporation and the merger of National Bank of Commerce of Corinth with and into Trustmark National Bank.

         Approve _____    Disapprove  _____   Abstain  _____

         2. Transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

         Approve _____    Disapprove  _____   Abstain  _____

         THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FCC, WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED. IF AUTHORITY IS GRANTED PURSUANT TO PROPOSAL 2 ABOVE, THE PROXIES INTEND TO VOTE ON ANY OTHER BUSINESS COMING BEFORE THE SPECIAL MEETING IN ACCORDANCE WITH THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS OF FNFC.

         Please date the Proxy and sign your name exactly as it appears on the stock records of FCC. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signed as a corporation, please sign full corporate name by authorized officer.



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                                                 Signature

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                                                 Date

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                                                 Signature if held jointly

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                                                 Date

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.